                                                  1997 Annual Report
--------------------------------------------------------------------------------


[LOGO]

AMERICAN
GOVERNMENT
INCOME PORTFOLIO





                                        AAF








--------------------------------------------------------------------------------
American Government Income Portfolio - 1997 Annual Report

CONTENTS
--------------------------------------------------------------------------------

Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . . . .1
Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . .2
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . .5
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 16
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . 19
Federal Income Tax Information . . . . . . . . . . . . . . . . . . . . . . . 20
Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Glossary***  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28


*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.


[LOGO]

AMERICAN GOVERNMENT INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS

Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed derivative securities. The fund may purchase securities through the dollar-roll program and enter into reverse repurchase agreements. Investments in certain mortgage-backed derivative securities, the purchase of securities through the dollar-roll program and the use of reverse repurchase agreements may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High current income consistent with preservation of capital. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

BASED ON NET ASSET VALUE FOR THE PERIODS ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

[GRAPH]

                                                                Since Inception
                                       One Year     Five Year      9/29/88
                                       --------     ---------   ---------------
AMERICAN GOVERNMENT INCOME PORTFOLIO     8.87          4.37           9.67
Lehman Brothers U.S. Mortgage Index      9.12          7.28           9.14


American Government Income Portfolio's average annualized total returns are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended October 31, 1997, were 16.93%, 3.06%, and 7.90%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers U.S. Mortgage Index is an unmanaged index that represents the total return, with distributions reinvested, of U.S. government agency mortgage-backed securities with up to 30 years to maturity. The index does not reflect expenses or transaction costs. The since inception number for the Lehman index is calculated from the month end following the fund's inception through October 31, 1997.

--------------------------------------------------------------------------------
                    1997 Annual Report  1  American Government Income Portfolio

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

DECEMBER 12, 1997
--------------------------------------------------------------------------------

[PHOTO]

WORTH BRUNTJEN shares responsibility for the management of American Government Income Portfolio. Bruntjen will be leaving Piper Capital Management on
January 1, 1998, and will no longer be part of the fund's management team.
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1997, AMERICAN GOVERNMENT INCOME PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 8.87%. This compares to a 9.12% gain for the fund's benchmark,*** the Lehman Brothers U.S. Mortgage Index. The fund's one-year total return based on market price was 16.93%.*

THE FUND SLIGHTLY UNDERPERFORMED ITS BENCHMARK BECAUSE ITS EFFECTIVE DURATION*** WAS LONGER THAN THAT OF ITS BENCHMARK DURING A PERIOD OF RISING RATES EARLY IN THE YEAR. The fund will typically have a duration that is longer than that of its benchmark, as a means of maintaining a higher level of income. A long effective duration generally means that the fund is more sensitive to changes in interest rates.


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on October 31, 1997

[CHART]

U.S. Agency Fixed Rate Mortgage-Backed Securities        63%
U.S. Agency Adjustable Rate Mortgage-Backed Securities    2%
U.S. Treasury Securities                                 18%
U.S. Agency Z-Bond Securities                             5%
U.S. Agency CMOs - Fixed Rate                             6%
Other Assets                                              4%
Short-Term                                                2%


--------------------------------------------------------------------------------
                    1997 Annual Report  2  American Government Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]

BRUCE SALVOG shares responsibility for the management of American Government Income Portfolio. He has 27 years of financial experience.
--------------------------------------------------------------------------------

WHILE THE LONGER EFFECTIVE DURATION DETRACTED FROM THE FUND'S TOTAL PERFORMANCE, SEVERAL OF OUR DURATION DECISIONS DID BENEFIT THE FUND DURING THE YEAR. In late April, we extended duration in anticipation of lower interest rates, which helped position the fund for a bond market rally that lasted through July. We extended duration by slightly increasing the amount of mortgage-backed securities in the fund's dollar-roll program*** and by adding a combination of three-year and 20-year maturity U.S. Treasury securities to the fund's portfolio. In late July, we shortened duration before strong economic reports in August caused rates to edge higher. This strategy helped the fund's performance and helped protect shareholder capital. As of October 31, 1997, the fund's effective duration was 3.8 years, compared to 2.6 years for the Lehman Brothers U.S. Mortgage Index.

THE FUND BENEFITED FROM ITS WEIGHTING IN MORTGAGE-BACKED SECURITIES IN THE FIRST HALF OF THE YEAR, WHILE ITS HOLDINGS IN U.S. TREASURIES PERFORMED WELL DURING THE LATTER PART OF THE YEAR. Early in the period, rising interest rates caused mortgage-backed securities to outperform other sectors of the bond market due to their higher yields, an easing of refinancing fears and slightly shorter effective durations in comparison to other fixed income securities of comparable maturities. As rates moved downward, we held more Treasury securities than is typical for this fund. This had a favorable impact, as Treasuries usually outperform mortgage-backed securities during periods of falling interest rates when borrowers are refinancing and prepaying their mortgages.

SETTLEMENT OF THE CLASS ACTION LAWSUIT AGAINST THE FUND AND SEVEN OTHER CLOSED-END MANAGEMENT COMPANIES MANAGED BY PIPER CAPITAL MANAGEMENT BECAME EFFECTIVE IN SEPTEMBER, AND THE FUND COMPLETED A SHARE REPURCHASE. The settlement included payments by Piper Jaffray Companies totaling $15.5 million over a four-year period. It also included an agreement by the fund to repurchase up to 25% of its outstanding shares. Proceeds of this repurchase, which


--------------------------------------------------------------------------------
                    1997 Annual Report  3  American Government Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]

TOM MCGLINCH, CFA shares responsibility for the management of American Government Income Portfolio. He has 16 years of financial experience.
--------------------------------------------------------------------------------

was funded by liquidating the fund's lower yielding Treasury securities, were paid out on December 5. Finally, the settlement included an agreement that the fund's board would submit a proposal to convert the fund to an open-end format if the discount between net asset value and market price does not decrease to 5% or less within approximately two years after the effective date of the settlement, unless the board determines that it would not be in fund shareholders' best interest to do so.

AS THE ECONOMY CONTINUES TO SHOW ROBUST GROWTH, THE INFLATION OUTLOOK REMAINS STABLE, WHICH BODES WELL FOR THE BOND MARKET. In this environment, we intend to maintain the fund's effective duration, which is now near that of its benchmark. Should yields move higher, we may extend duration to enhance the fund's long-term income-producing potential.

Thank you for your investment in American Government Income Portfolio. We appreciate the opportunity to manage your assets and help you reach your investment goals.

Sincerely,


/s/ Worth Bruntjen

Worth Bruntjen
Portfolio Manager


/s/ Bruce Salvog

Bruce Salvog
Portfolio Manager


/s/ Tom McGlinch

Tom McGlinch
Portfolio Manager


--------------------------------------------------------------------------------
                    1997 Annual Report  4  American Government Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  October 31, 1997
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $3,388,000) .........     $197,878,519
Cash in bank on demand deposit .............................        6,683,960
Principal receivable on mortgage securities ................           51,756
Accrued interest receivable ................................        1,194,231
                                                              ------------------
  Total assets .............................................      205,808,466
                                                              ------------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       21,166,406
Reverse repurchase agreements payable ......................       14,500,000
Accrued investment management fee ..........................           85,865
Accrued administrative fee .................................           28,622
Accrued interest ...........................................          118,863
                                                              ------------------
  Total liabilities ........................................       35,899,756
                                                              ------------------
  Net assets applicable to outstanding capital stock .......     $169,908,710
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $225,535,729
Undistributed net investment income ........................          546,188
Accumulated net realized loss on investments ...............      (61,197,539)
Unrealized appreciation of investments .....................        5,024,332
                                                              ------------------

  Total - representing net assets applicable to capital
    stock ..................................................     $169,908,710
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $192,854,187
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $169,908,710
Shares outstanding (authorized 1 billion shares of $0.01 par
  value) ...................................................       24,469,677
Net asset value ............................................     $       6.94
Market price ...............................................     $       6.56

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Annual Report  5  American Government Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1997
 ................................................................................

INCOME:
Interest (net of interest expense of $805,486) .............     $ 11,677,006
Fee income (note 2) ........................................          208,410
                                                              ------------------

  Total investment income ..................................       11,885,416
                                                              ------------------

EXPENSES (NOTE 3):
Investment management fee ..................................          994,849
Administrative fee .........................................          331,616
Custodian and accounting fees ..............................          119,001
Transfer agent fees ........................................           16,517
Reports to shareholders ....................................           55,395
Directors' fees ............................................           13,585
Audit and legal fees .......................................           51,359
Other expenses .............................................           48,419
                                                              ------------------
  Total expenses ...........................................        1,630,741
    Less expenses paid indirectly ..........................             (646)
                                                              ------------------

  Total net expenses .......................................        1,630,095
                                                              ------------------

  Net investment income ....................................       10,255,321
                                                              ------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................          669,869
Net realized loss on closed futures contracts ..............         (559,985)
                                                              ------------------

  Net realized gain on investments .........................          109,884
Net change in unrealized appreciation or depreciation of
  investments ..............................................        3,811,323
                                                              ------------------

  Net gain on investments ..................................        3,921,207
                                                              ------------------

    Net increase in net assets resulting from operations ...     $ 14,176,528
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1997 Annual Report  6  American Government Income Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended October 31, 1997
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and fee income ....................................     $  11,885,416
Net expenses ...............................................        (1,630,095)
                                                              -------------------
  Net investment income ....................................        10,255,321
                                                              -------------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................            48,034
  Net amortization of bond discount and premium ............          (143,801)
  Change in accrued fees and expenses ......................            76,208
                                                              -------------------
    Total adjustments ......................................           (19,559)
                                                              -------------------

    Net cash provided by operating activities ..............        10,235,762
                                                              -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................       117,402,298
Purchases of investments ...................................      (109,535,540)
Net purchases of short-term securities .....................        (1,193,000)
Net variation margin received from futures contracts .......            26,187
                                                              -------------------

    Net cash provided by investing activities ..............         6,699,945
                                                              -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid to shareholders .........................       (10,277,265)
                                                              -------------------

    Net cash used by financing activities ..................       (10,277,265)
                                                              -------------------
Net increase in cash .......................................         6,658,442
Cash at beginning of year ..................................            25,518
                                                              -------------------

    Cash at end of year ....................................     $   6,683,960
                                                              -------------------
                                                              -------------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $     726,828
                                                              -------------------
                                                              -------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1997 Annual Report  7  American Government Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  YEAR ENDED           YEAR ENDED
                                                                   10/31/97             10/31/96
                                                              ------------------   ------------------
OPERATIONS:
Net investment income ......................................     $ 10,255,321         $ 10,372,155
Net realized gain (loss) on investments ....................          109,884           (5,659,302)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        3,811,323            6,521,348
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations .....       14,176,528           11,234,201
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (10,277,265)         (18,494,993)
                                                              ------------------   ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions .....               --             (456,108)
                                                              ------------------   ------------------
  Total increase (decrease) in net assets ..................        3,899,263           (7,716,900)

Net assets at beginning of year ............................      166,009,447          173,726,347
                                                              ------------------   ------------------

Net assets at end of year ..................................     $169,908,710         $166,009,447
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income ........................     $    546,188         $    568,132
                                                              ------------------   ------------------
                                                              ------------------   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1997 Annual Report  8  American Government Income Portfolio

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Government Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol AAF.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturites of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

---------------------------------------------------------------------

          1997 Annual Report  9  American Government Income Portfolio

--------------------------------------------------------------------------------

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 1997, the fund had entered into outstanding when-issued or forward commitments of $21,166,406.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into

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          1997 Annual Report  10  American Government Income Portfolio

--------------------------------------------------------------------------------
               mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1997, such fees earned by the fund amounted to $208,410.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains and losses were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

---------------------------------------------------------------------

          1997 Annual Report  11  American Government Income Portfolio

--------------------------------------------------------------------------------

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.30% of the fund's average weekly net assets and 5.25% of the daily gross income (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month. The monthly investment management fee shall not exceed in the aggregate 1/12th of 0.60% of the fund's average weekly net assets during the month (approximately 0.60% on an annual basis). For the year ended October 31, 1997, the effective investment management fee incurred by the fund was 0.60%. For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

---------------------------------------------------------------------

          1997 Annual Report  12  American Government Income Portfolio

--------------------------------------------------------------------------------

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                  OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the year ended October 31, 1997, aggregated $121,868,247 and $117,402,298, respectively. Including dollar rolls, such purchases and sales aggregated $192,381,809 and $187,915,860, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at October 31, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER       EXPIRATION
                                          -------------   ---------------
                                           $ 26,037,491         2002
                                             30,440,824         2003
                                              4,719,224         2004
                                          -------------
                                           $ 61,197,539
                                          -------------
                                          -------------

---------------------------------------------------------------------

          1997 Annual Report  13  American Government Income Portfolio

--------------------------------------------------------------------------------

(6) RETIREMENT OF
    FUND SHARES
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund repurchased and retired 68,900 shares during the year ended October 31, 1996. Cumulatively, the fund has repurchased and retired 342,200 shares, which represents 1.6% of the shares originally issued.

(7) SUBSEQUENT
    EVENT -
    REPURCHASE
    OFFER
 ................................
               The fund's board of directors concluded that an offer to repurchase up to 25% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

               The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered, the number of shares tendered, the repurchase price per share and proceeds paid by the fund were as follows:

                                          PERCENTAGE      SHARES      REPURCHASE
                                           TENDERED      TENDERED        PRICE      PROCEEDS PAID
                                          ----------   ------------   -----------   --------------
                                             25%          6,111,766      $6.91      $   42,232,303

               The settlement agreement also provides that if the discount between net asset value and market price of the fund does not decrease to 5 percent or less within approximately two years after the effective date of the settlement, the fund's board will submit a shareholder proposal to convert the fund to an open-end format unless the board determines at that time that it would not be in fund shareholders' best interests to do so.

---------------------------------------------------------------------

          1997 Annual Report  14  American Government Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                           Year Ended October 31,
                                          ---------------------------------------------------------
                                            1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...  $    6.78   $    7.08   $    6.83   $   10.99   $   11.00
                                          ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       0.42        0.42        0.54        0.90        1.90
  Net realized and unrealized gains
    (losses) on investments ............       0.16        0.04        0.80       (3.50)      (0.04)
                                          ---------   ---------   ---------   ---------   ---------
    Total from operations ..............       0.58        0.46        1.34       (2.60)       1.86
                                          ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.42)      (0.76)      (1.09)      (1.41)      (1.27)
  From net realized gains ..............         --          --          --          --       (0.60)
  In excess of net realized gains ......         --          --          --       (0.15)         --
                                          ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (0.42)      (0.76)      (1.09)      (1.56)      (1.87)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .........  $    6.94   $    6.78   $    7.08   $    6.83   $   10.99
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Market value, end of period ............  $    6.56   $    6.00   $    7.00   $    7.25   $   12.00
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......       8.87%       6.90%      21.40%     (25.93)%     18.66%
Total return, market value (b) .........      16.93%      (3.48)%     13.46%     (29.14)%     28.18%
Net assets at end of period (in
  millions) ............................  $     170   $     166   $     174   $     167   $     261
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       0.98%       1.06%       1.41%       1.28%       0.95%
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       1.47%       1.31%       1.41%       2.46%       2.34%
Ratio of net investment income to
  average weekly net assets ............       6.19%       6.26%       7.93%      10.84%      17.42%
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................         63%        132%        206%        106%         79%
Amount of borrowings outstanding at end
  of period (in millions) (d) ..........  $      15   $      15          --          --   $      97
Per-share amount of borrowings
  outstanding at end of period .........  $    0.59   $    0.59          --          --   $    4.06
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................  $    7.53   $    7.37          --          --   $   15.05
Asset coverage ratio (e) ...............       1272%       1245%         --          --         370%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.06%, 0.38%, AND 0.30% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

---------------------------------------------------------------------

          1997 Annual Report  15  American Government Income Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN GOVERNMENT INCOME PORTFOLIO                             October 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (114.5%):

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (b) (92.6%):
     ADJUSTABLE RATE (2.6%):
      6.58%, FHLMC, COFI, 10/1/19 .......................  $ 4,454,261      $  4,461,745
                                                                            ------------

    FIXED RATE (84.0%):
      7.00%, FHLMC, 9/1/10 ..............................    4,173,734         4,238,927
      6.50%, FHLMC, 2/1/26 ..............................    3,669,113         3,619,433
      6.00%, FHLMC, 9/1/09 ..............................    5,755,024         5,721,299
      6.50%, FHLMC, 11/1/25 .............................    2,308,783         2,282,325
      6.50%, FHLMC, 5/1/26 ..............................    5,128,282         5,058,845
      9.00%, FHLMC, 3/1/21 ..............................    1,884,269         2,019,107
      9.50%, FHLMC, 6/1/21 ..............................    2,281,361         2,482,394
      10.00%, FHLMC, 12/1/19 ............................    2,622,895         2,873,697
      7.00%, FHLMC, 9/1/10 ..............................    2,277,299         2,316,445
      6.00%, FHLMC, 5/1/03 ..............................    2,651,517         2,634,945
      6.00%, FHLMC, Series 1699, Class TD, 3/15/24 ......    4,000,000         3,695,280
      7.00%, FNMA, 1/1/08 ...............................      666,330           680,283
      7.00%, FNMA, 5/1/09 ...............................    2,145,246         2,185,469
      7.00%, FNMA, 10/1/25 ..............................    3,219,658         3,237,753
      7.00%, FNMA, 5/1/26 ...............................    4,624,974         4,643,197
      6.50%, FNMA, 5/1/11 ...............................    4,466,731         4,472,181
      6.50%, FNMA, 5/1/04 ...............................    6,828,817         6,841,656
      6.50%, FNMA, 4/1/11 ...............................    2,639,594         2,642,814
      7.00%, FNMA, 4/1/26 ...............................    9,504,159         9,541,605
      6.50%, FNMA, 4/1/11 ...............................    2,112,757         2,115,334
      6.50%, FNMA, 7/1/26 ...............................    5,369,039         5,287,967
      7.50%, FNMA, 10/1/26 ..............................    5,813,629         5,946,238
      7.50%, FNMA, 10/1/26 ..............................    4,899,882         5,011,648
      6.50%, FNMA, 4/1/04 ...............................    5,000,000(c)      5,009,350
      7.00%, FNMA, 1/1/08 ...............................    9,000,000(c)      9,120,870
      6.50%, FNMA, Series 1992-169, Class J, 3/25/21 ....    4,000,000         3,901,120
      6.50%, FNMA, Series 1997-1, Class B, 2/18/04 ......    4,500,000         4,525,875
      8.00%, GNMA, 7/15/26 ..............................    1,170,434         1,216,151
      8.00%, GNMA, 7/15/26 ..............................    4,716,940         4,901,183
      9.00%, GNMA, 11/15/21 .............................    3,950,572         4,262,904
      6.50%, GNMA, 10/15/10 .............................    1,992,430         2,012,792
      7.00%, GNMA, 12/15/10 .............................    3,094,499         3,165,085
      9.00%, GNMA, 4/15/21 ..............................    4,529,348         4,924,262

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  16  American Government Income Portfolio

---------------------------------------------------------------------

AMERICAN GOVERNMENT INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      9.00%, GNMA, 10/15/22 .............................  $ 2,801,923      $  3,025,208
      7.50%, GNMA, 1/1/23 ...............................    7,000,000(c)      7,157,500
                                                                            ------------
                                                                             142,771,142
                                                                            ------------

    Z-BOND (6.0%):
      8.17%, FHLMC, Series 1870, Class Z, 1/15/24 .......    6,506,425         5,915,511
      8.22%, Vendee Mortgage Trust, Series 1996-1,Class
        1Z, 2/15/26 .....................................    4,500,049         4,166,281
                                                                            ------------
                                                                              10,081,792
                                                                            ------------

        Total U.S. Agency Mortgage-Backed Securities  ...                    157,314,679
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (21.9%):
      6.13%, U. S. Treasury Note, 9/30/00 ...............   13,000,000(d)     13,145,600
      5.63%, U. S. Treasury Note, 11/30/00 ..............   11,000,000(d)     10,973,820
      6.00%, U. S. Treasury Note, 9/30/98 ...............   13,000,000        13,056,420
                                                                            ------------
                                                                              37,175,840
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $189,466,187)  .........................                    194,490,519
                                                                            ------------

SHORT-TERM SECURITIES (2.0%):
      Repurchase agreement with Goldman Sachs, acquired
        on 10/31/97, interest of $1,618, 5.73%, 11/3/97
        (cost: $3,388,000) ..............................    3,388,000(e)      3,388,000
                                                                            ------------

        Total Investments in Securities
          (cost: $192,854,187)(f)  ......................                   $197,878,519
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  17  American Government Income Portfolio

---------------------------------------------------------------------

Notes to Investment in Securities:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
          11TH DISTRICT.
         ADJUSTABLE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON OCTOBER 31, 1997.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         VENDEE - SECURITIES ISSUED THROUGH THE VENDEE LOAN PROGRAM,
          ADMINISTERED AND GUARANTEED AS TO PAYMENT OF PRINCIPAL BY THE VETERANS ADMINISTRATION (VA). THE VA GUARANTEE IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT.
(c) ON OCTOBER 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $21,166,406.
(d) ON OCTOBER 31, 1997, SECURITIES VALUED AT $14,593,916 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                              NAME OF BROKER
              ACQUISITION                         ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE      INTEREST      OF COLLATERAL
------------  ----------  ---------  ----------  ---------  -------------------
$  8,000,000      9/3/97      5.55%     12/2/97  $  72,767              (1)
   6,500,000     9/16/97      5.55%    12/16/97     46,096              (2)
------------                                     ---------
$ 14,500,000                                     $ 118,863
------------                                     ---------
------------                                     ---------

* INTEREST RATE AS OF OCTOBER 31, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
     NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY; U.S. TREASURY NOTE, 6.13%, 9/30/00, $3,580,000 PAR
             U.S. TREASURY NOTE, 5.63%, 11/30/00, $4,400,000 PAR
         (2) MORGAN STANLEY; U.S. TREASURY NOTE, 5.63%, 11/30/00, $6,600,000 PAR
(E) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(F) ON OCTOBER 31, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $192,854,187. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  5,056,411
      GROSS UNREALIZED DEPRECIATION ......       (32,079)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  5,024,332
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1997 Annual Report  18  American Government Income Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN GOVERNMENT INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Government Income Portfolio Inc. as of October 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Government Income Portfolio Inc. as of October 31, 1997, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 12, 1997

---------------------------------------------------------------------

          1997 Annual Report  19  American Government Income Portfolio

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
November 27,1996 .......................  $0.0350
December 18, 1996 ......................   0.0350
January 10, 1997 .......................   0.0350
February 26, 1997 ......................   0.0350
March 26, 1997 .........................   0.0350
April 23, 1997 .........................   0.0350
May 28, 1997 ...........................   0.0350
June 25, 1997 ..........................   0.0350
July 23, 1997 ..........................   0.0350
August 27, 1997 ........................   0.0350
September 24, 1997 .....................   0.0350
October 15, 1997 .......................   0.0350
                                          -------
    Total ..............................  $0.4200
                                          -------
                                          -------

---------------------------------------------------------------------

          1997 Annual Report  20  American Government Income Portfolio

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................     17,304,343         264,507
Jaye F. Dyer ...........................     17,303,895         264,955
William H. Ellis .......................     17,304,227         264,623
Karol D. Emmerich ......................     17,307,604         261,246
Luella G. Goldberg .....................     17,304,451         264,399
David A. Hughey ........................     17,306,767         262,083
George Latimer .........................     17,301,116         267,734

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending October 31, 1997. The following votes were cast regarding this matter:

   SHARES
   VOTED          SHARES                        BROKER
   "FOR"      VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 ----------  -----------------   -----------   ---------
 17,354,342        82,046          132,462        --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

          1997 Annual Report  21  American Government Income Portfolio

--------------------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 10% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 10% or more above the NAV, you will receive

---------------------------------------------------------------------

          1997 Annual Report  22  American Government Income Portfolio

--------------------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

          1997 Annual Report  23  American Government Income Portfolio

--------------------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

          1997 Annual Report  24  American Government Income Portfolio
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                   1997 Annual Report  25  American Government Income Portfolio

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                   1997 Annual Report  26  American Government Income Portfolio


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                   1997 Annual Report  27  American Government Income Portfolio

GLOSSARY OF TERMS***
-------------------------------------------------------------------------------



BENCHMARK

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

DOLLAR-ROLL PROGRAM

The dollar-roll program allows a fund to generate fee income by committing to pay for securities in the future at today's prices. Participation in the dollar-roll program increases the amount of assets exposed to market and interest rate risk, and therefore may, to the extent a fund remains fully invested, increase its net asset value volatility.

EFFECTIVE DURATION

Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, and can be greatly affected by interest rate changes.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as that of its benchmark.

---------------------------------------------------------------------------
               1997 Annual Report  28  American Government Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1716

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION
--------------------------------------------------------------------------------

BY PHONE   [GRAPHIC]
--------------------------------------------------------------------------------
800 866-7778

FOR GENERAL INFORMATION
--------------------------------------------------------------------------------
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE

press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL   [GRAPHIC]
--------------------------------------------------------------------------------
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE   [GRAPHIC]
--------------------------------------------------------------------------------
http://www.piperjaffray.com/

[LOGO]
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PIPER CAPITAL MANAGEMENT INCORPRATED                              U.S. Postage
222 SOUTH NINTH STREET                                                PAID
MINNEAPOLIS, MN  55402-3804                                      Permit No. 3008
                                                                    Mpls., MN
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#11120  12/1997  038-98